                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 12, 2003
         ---------------------------------------------------------------

                                 EXEGENICS INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     333-26078              75-2402409
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)

                                2110 Research Row
                               Dallas, Texas 75235

                         (Address of principal executive
                           offices including zip code)

                                 (214) 358-2000

                         (Registrant's telephone number,
                              including area code)


                                      N.A.
          (Former name or former address, if changed since last report)

Item 5. Other Events.

            On March 12, 2003, we issued a press release announcing, among other things, the election of Joseph M. Davie M.D., Ph.D. to our board of directors and the appointment of David E. Riggs as Vice President, Chief Business Officer, Chief Financial Officer and Secretary. A copy of the press release is filed as
Exhibit 99.1 hereto and incorporated herein by reference.



Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.          Description

99.1                 Press Release dated March 12, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EXEGENICS INC.
                                        (Registrant)

Dated: March 14, 2003                   By: /s/ Ronald L. Goode
       ---------------------               -------------------------------------
                                           Ronald L. Goode
                                           President and Chief Executive Officer

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------

  99.1                 Press Release dated March 12, 2003.